UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of Principal Executive Offices)       (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE 19934
 (Name and address of Agent for Service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE YEAR SEPTEMBER 1, 2017 – AUGUST 31, 2018

ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the "Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on Your Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

Roumell Asset Management, LLC

2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

P: 301-656-8500 F: 301-656-8501
www.roumellasset.com

August 31, 2018

For the fiscal year ended August 31, 2018, the return on the Institutional Class Shares was 10.63%. This compares to 13.44% for the 60% Russell 2000 Value Index/40% Barclays Capital U.S. Government Credit Index, 20.05% for the Russell 2000 Value Index, -1.27% for the Barclays Capital U.S. Government Credit Index, and 19.66% for the S&P 500 over the same period. These returns were attained with an allocation of about 30% in cash, 54% in equities, and 16% in fixed income during the fiscal year.  Premiums earned from the sale of put options contributed approximately 75 basis points to performance over the period.  Although the overall market, and small caps in particular, performed well, the Roumell Opportunistic Value Fund lagged due to (i) the fact that several of our largest holdings underperformed expectations and declined in value and (ii) the Fund's asset allocation, which kept it from fully participating in the positive performance of small-cap equities during the period.  Our investment style of selecting securities of individual companies that are deeply researched and out of favor, overlooked, or misunderstood by Wall Street and thus able to be bought at a significant discount to our calculation of intrinsic value means that our investment returns will unlikely mirror market averages.

Please see the table below for the Fund's historical performance information through the calendar quarter ended September 30, 2018.

Average Annual Returns (Unaudited) Period Ended September 30, 2018	Past 1 Year	Since Inception[1]	Gross Expense Ratio[2]	Net Expense Ratio[3]
Roumell Opportunistic Value Fund – Institutional Class Shares	5.56%	2.41%	1.39%	1.29%
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	6.18%	8.02%	N/A	N/A
Russell 2000 Value Index	9.33%	10.72%	N/A	N/A
Barclays Capital U.S. Government Credit Index	-1.37%	2.84%	N/A	N/A
S&P 500 Total Return Index	17.91%	13.81%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1The Fund's inception date is December 31, 2010.
2Gross expense ratio as of the Fund's most recent Prospectus dated December 29, 2017 and includes Acquired Fund Fees and Expenses.

3 Net expense ratio is as of the Fund's most recent Prospectus dated December 29, 2017 and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.23% of the average daily net assets of the Fund through December 31, 2018. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

What's Your Investment Edge?

The world is flattening. Information ricochets around the globe in nanoseconds. Sophisticated investment algorithms are increasingly replacing human analysis, instinct and temperament. Indeed, the world has changed. The internet has commoditized information and gaining an "information edge" is harder today compared to yesteryear. Charles Ellis, onetime chair of Yale's storied investment committee, now says active managers once had an edge but not anymore. According to Ellis, "Today, everyone knows everything at the same time."

RAM has long recognized the near herculean challenge in adding investment value in selecting securities in highly liquid markets. Thus, we have pursued value most often in small, if not tiny, companies that are "out of favor, overlooked, or misunderstood." In fact, our top five holdings are all micro-caps. Investors ought to demand that their active managers specify the source of their investment edge (justifying an active management fee). We've always emphasized a concentrated portfolio where our investment edge is the result of gaining superior information on small securities resulting from relentless shoe leather work supported by a rich ecosystem of industry contacts. Our top ten holdings comprise over 40% of our portfolio. Secondarily, we believe we possess a behavioral edge resulting from temperamental strength expressed by our ability to consistently go against the crowd.

We would add another important overall factor – keeping assets under management small. The investment industry, like all industries, wants to grow. We want to limit our growth. We believe growth in assets under management diminishes investment returns of active management. Short of bear market pricing, it is increasingly clear to us that maintaining a modest asset base ($250 - $300 million maximum versus the current $100 million) is critical in order for us to add value to our clients' portfolios. We are committed to adding value to our clients or graciously stepping off the stage if we determine that "everyone knows everything at the same time" and that it's true for all markets and hence adding value is a mirage. We have sound reason to believe that an information edge is still possible, and coupled with temperamental strength, can sum to value creation. In our "Investment Philosophy" piece written several years ago we provided the following description of the source of our investment edge.

"While math and accounting skills are important, they can only go so far in developing the narrative of an investment opportunity. A large appetite for detective work, in our view, is necessary to gain an investment edge. Roumell Asset Management is at its best when finding small, undiscovered opportunities before investor crowds arrive. Detective work is particularly valuable in getting to the bottom of these undiscovered ideas. At its most elemental level, an investment is a play wherein the investor shows up in the middle act rather than the first. The investment story may be the potential monetization of hidden assets or an increase in future earnings power vis-à-vis market share gains, margin expansion, or secular trends. The analyst needs to ask: what is the nature of the challenge faced by these actors and what are the odds that their methods of engagement will result in a favorable resolution to the specific struggle embedded in this story? In summing up a business's prospects, what do customers, competitors, and others circling the story really think of the enterprise and its leaders? To answer all these questions, we believe you cannot just sit in your office and read about a company and its numbers. Therefore, our research process is relentless and includes regular travel to see management teams, assets, customers, and competitors first hand."

Recent travels underscore our conviction that scuttlebutt (investigative journalism) provides real value to our investors.

Dundee Corporation, DDEFJ/DC'A-T, a small (roughly $70 million capitalization) Canadian company, is now one of RAM's top holdings. Dundee has no active sell-side coverage, is deeply out of favor, once boasted a $1 billion plus market cap, is difficult to understand and consequently uniquely situated to be a source of investment value creation, in our opinion. In early June, I traveled to Toronto to attend the company's annual shareholder meeting. I was one of two investors from outside of Toronto who attended the meeting. Afterwards, I joined management and the company's board for a wonderful salmon dinner sourced from the company's AgriMarine Holdings, Inc. subsidiary.

In addition to spending quality time with Jonathan Goodman, CEO, and Robert Sellars, CFO, I met key management team members overseeing some of the company's most important investments. Richard McIntyre, COO, is heading up the company's Vancouver Parq Casino investment. Richard seems exceptionally well-suited, both professionally and temperamentally, to renegotiate Parq's debt and also to oversee the monetization of Dundee's Blue Goose investment. He is joined by seasoned veteran L. Geoffrey Morphy, Vice President, Corporate Development. What I can attest to is that there are some very competent management members, led by a new, albeit legacy controlling family member, CEO in Jonathan Goodman.

Spending three days in Vancouver this month visiting the Dundee's Parq Casino and Hotel was one of the nicer company visits in memory.  Vancouver, rated by Mercer as being the number one North American city to live in, and fifth in the world, is a wonderful city. The Parq property is a Class A asset with first rate amenities. It strategically sits next to the Rogers Arena, home of the Vancouver Canucks as well as a venue for some of the biggest concerts in the city. Parq is now the largest convention venue in Western Canada. Joe Burnini, Parq's President and on-site operator, provided me a detailed walk-through of the property. I spoke with many of Parq's line workers, which gave me a good sense of their view of the property, what's working and what needs further attention.

While in the upper Northwest I also visited top holding Marchex (MCHX), located in Seattle. I met with the company's chief software engineer and believe we continue to own a unique company well positioned to capitalize on providing call analytics to companies wanting to dramatically increase the measurement of their call generating marketing efforts.  Marchex is making big inroads into the auto industry given the large network of dealerships still reliant on traditional phone calls. The call volume on MCHX's call-analytics platform is steadily increasing, bolstered by the company's A.I. capabilities. The company remains exceptionally well-capitalized and is committed to investing in its R&D while remaining free cash-flow breakeven.  However, MCHX could certainly move to less desirable office space (now overlooking the Puget Sound from central downtown) and save a few bucks.

Does sitting down with management and chatting up employees add value to the investment process? We firmly believe that it does if one has the people skills and the interviewing acumen to accomplish the task at hand – to gain a deep understanding of the company's dynamics and handicapping the probability that management/board can successfully execute on its stated goals. In our Investment Philosophy piece, we noted:  "Interestingly, little has been written about an investor's interviewing skills as a tool for unearthing the truth. The FBI has virtually made a science of the interviewing process with such techniques as first asking a number of questions with known answers to help establish the credibility of the interviewee. For investors like ourselves, once contact has been established with management, an industry source, a competitor, or another player, questions emerge through imagination, creativity and time—all with the goal of getting to the bottom of the story.

Of equal importance to interviewing skills is the analyst's ability to create lasting relationships within various industries. These relationships can provide unique insights and perspectives that can be invaluable in piecing together an investment mosaic. For many years, we have cultivated strong personal contacts that help us in numerous ways: finding new ideas, discussing internally generated ideas, and knowing when to stay away from others."

It is also a core belief that behavioral edge is a critical component of our "secret sauce." We do not hesitate to average down after a security's price has gone against us if we determine the presence of compelling value. We're disciplined in selling when we believe an adequate margin of safety is no longer present despite the security gaining in popularity in the investment community. We're not easily "thrown off."  Kenny Rogers was on to something when he sung The Gambler:

You got to know when to hold 'em, know when to fold 'em,
Know when to walk away and know when to run.
You never count your money when you're sittin' at the table.
 There'll be time enough for countin' when the dealin's done.

Perhaps the best line in The Gambler is this one: 'Cause ev'ry hand's a winner and ev'ry hand's a loser. Those are wise words. Some of RAM's biggest winners began as losers, but after reducing our average cost they became big winners. Whether the investment outcome is a winner or loser will often be determined by a single human attribute - temperament.

We will continue to get out of the office and kick the tires of our investments. We will remain steadfast in our guiding principles and we will not overreact to market and/or security movements.

Recent Updates of Top Five Equity Holdings

Rubicon, RUBI.  RUBI reported a very strong quarter indicating that the company has successfully leveraged its legacy ad-tech strengths to position itself to be one of the leaders in the programmatic buying and selling of online advertisements. RUBI has steadily gained market share over the past several months. In March 2017, Michael Barrett implemented a number of key initiatives when he became the company's second CEO, building upon decisions made in 2016, that are working. The evidence is increasingly clear that those initiatives have turned around the company's fortunes since its dramatic fall from grace two years ago when the protocols for online ad-buying changed and RUBI was caught flat-footed.

Revenue came in at $29 million, up 15% sequentially from Q1. RUBI's revenues are derived from a commission (referred to as a take-rate in the industry) on the ad-spend occurring on its marketplace platform. Year-over-year ad-spend growth was up 16% in Q2 (it was 10% in Q1), and the company guided that it expected it be greater than 20% in Q3 2018. Moreover, the company's take-rate increased from 11.7% to 12.1%, undercutting investor fear that this number could be moving lower. The company has consistently guided for a stable take-rate and once again reiterated that it expected its take-rate to be at the current level "or higher" going forward. The company guided that it is on track to be adjusted EBITDA positive in Q4 2018.
Why have RUBI's fortunes turned around so dramatically?  Leadership, vision and a savvy mid-2017 acquisition. RUBI's platform, significantly strengthened by its acquisition of nToggle, is now a platform that publishers (sellers of ads) are moving to because of the value it provides in maximizing their advertisement sales. RUBI led the industry in eliminating buyer's fees, positioning itself as a low-cost provider.
We also received a data point underscoring our conviction in our RUBI investment thesis. In 2Q, AT&T purchased competitor AppNexus for $1.6 billion. AppNexus is a private company, but we estimate that its platform ad-spend is roughly $2.2 billion.  AppNexus' take-rate is estimated to be about 15%, slightly higher than RUBI's because of its legacy as a DSP (Demand Side Platform), while RUBI's legacy business is that of an SSP (Sell Side Platform), with somewhat different commission schedules.   AppNexus was acquired for roughly 70% of its ad-spend ($1.6 billion/$2.2 billion).  Applying a 50% discount to that multiple to RUBI's $1 billion in ad-spend yields a price of $9/share after including RUBI's $100 million net cash balance.
We feel particularly good about our RUBI investment. RUBI has undoubtedly tested us as we were early in estimating the company's turnaround and consequently suffered a substantial unrealized loss. Earlier this year after a deep review of the company's initiatives, and noting early indications of the market's response to those changes, we decided to double our investment and RUBI became RAM's top holding. This investment is now clearly in the black and we think its future looks bright and investors will increasingly see that RUBI is back as an industry leader in transacting the buying and selling of online advertisements in an open and fully transparent fashion supported by excellent online tools.
The recent rise in RUBI's stock price did not stop CEO Michael Barrett from making a 100,000 share open-market purchase in early August at $3.43/share. As one of the company's top five shareholders, management recently visited our office. After the meeting, we felt further confidence that the company will continue to execute its plan.

As of the fiscal year ended August 31, 2018, the Fund held 7.80% in Rubicon, RUBI.
Liquidity Services, LQDT.  LQDT reported a solid quarter, with each of its three verticals – GovDeals, Capital Assets (ex-DoD) and Retail – reporting double-digit growth in GMV (gross merchandize value). The quarter exceeded management's previous guidance on GAAP Net Loss, and Non-GAAP Adjusted EBITDA and was within range for GMV.
As investors are aware, RAM's LQDT investment thesis lies in the strength and attractiveness of its GovDeals business with a solid optionality on the company's ability to grow its retail vertical and move toward a higher margin self-serve commercial platform mirroring its GovDeals business model. Year over year, GovDeals' GMV increased 13% and revenue grew 12%, while maintaining a 93% gross margin. This is an asset-light business that is consistently growing at a double-digit rate and has expanded its operating margins as a result of moving its overall commission rate from 8% to 10% in the past two years. We believe GovDeals itself is worth materially more than LQDT's current total enterprise value.
In July, LQDT purchased privately-held Machinio Corporation, which operates an online equipment listing marketplace with assets for sale valued over $25 billion. This is a subscription business in line with LQDT's move toward being a more overall asset-light business by simply bringing buyers and sellers together without the costs and logistics of managing and storing inventory. LQDT's business is similar to RUBI's, i.e., providing a technology platform that matches buyers and sellers for a low-cost commission. Regarding Machinio LQDT states, "This acquisition supports our strategy as the world's largest marketplace for business surplus by expanding the service channels we offer our sellers to maximize recovery and growing our network of buyers in important global equipment verticals, including construction, machine tool, transportation, printing and agriculture." Ultimately, LQDT believes Machinio's clients will have the option to move unsold assets (listed on the Machinio platform for a subscription fee) to its marketplace whereby LQDT will then receive its normal commission when an item is sold. The company estimates that Machinio will be cash-flow neutral.
Revenue in the quarter came in at $51 million, down from last year's $66 million, as expected as a result of the company's unwillingness to renew its DoD contract on terms sought by the client. Revenue from its retail vertical grew 12% as programs with manufacturers and large retailers (Walmart is a large customer) expanded. The Capital Assets division also grew at double-digits ex-DoD.  We have long urged the company to walk away from its DoD business given the demands of that client and the high logistics costs associated with the business. We are a happy to say good riddance to it.
Finally, LQDT indicated that its Liquidity One platform is near completion (after several years of multiple push-backs and at a total cost far exceeding initial estimates), but once again pushed-back the completion date one quarter from year-end to the first quarter of 2019. Once complete, this should save the company roughly $8 million in spending and generate meaningful operating expense savings as the company goes from maintaining multiple platforms to one that will serve "as a single marketplace to search, find and buy any asset from across our network of marketplaces."

The next year will be a year in which LQDT's sizable investments in Liquidity One should finally materialize. The company, once a big free-cash generator, needs to start putting some numbers up on the board in terms of EBITDA and free cash-flow to prove that its goal to be the leading online platform where businesses sell surplus inventory is a profitable business. We're confident that all of the ingredients are in place – positive secular trends favoring online versus auction site liquidations, a powerful technology platform coupled with the largest online buyer base in the industry, and a well-incentivized management team (CEO Bill Angrick owns 17% of LQDT's outstanding common shares).
As of the fiscal year ended August 31, 2018, the Fund held 7.17% in Liquidity Services, LQDT.

Medley Capital Corporation, MCC. MCC reported quarterly results that were disappointing, but not totally surprising to us. We expected that MCC would report additional losses from its legacy second lien loan portfolio and that is exactly what occurred. Most importantly to our thesis is that the losses were well below our stress case scenario. Even in our stress case scenario, the Net Asset Value (NAV) per share of MCC is significantly higher than where the stock currently trades.

MCC reported a net loss per share of $0.49 for the quarter. This loss was primarily from continued losses in the legacy portfolio of second lien loans. NAV per share was $6.43 at June 30, 2018, down $0.59 from the $7.02 reported at March 31, 2018. The $0.59 decrease was driven by the $0.49 quarterly loss and a $0.10 dividend during the quarter.

MCC currently trades significantly below the reported NAV and also below our stress case NAV. We believe that the losses are isolated to the legacy portion of the portfolio consisting of second lien loans written prior to 2015. Since early 2015, MCC has focused primarily on first lien loans that have performed well. Adversely classified assets (Class 4 and 5 where some loss is expected) are about 12% of the portfolio. If all of those assets were written off (an unlikely scenario), NAV would still be $5.03, 40% higher than where the stock currently trades.

On August 9, 2018, the same day that MCC reported quarterly earnings, it also announced a major agreement to merge MCC with two related entities to create the second largest internally managed BDC. The proposed transaction would merge MCC with Medley Management Incorporated (MDLY) and Sierra Income Corporation (SIC).  MDLY is the current investment advisor to MCC and is publicly-traded. SIC is a credit BDC that is not currently traded. The combined company would have about $2 billion in assets. Management believes that this combination will be accretive to net investment income per share, add operational efficiencies/cost savings, improve portfolio diversification and enhance liquidity and trading value.

MCC provided disclosures representing that the pro-forma NAV for the combined new entity would be $7.33 per share. Management estimated that MCC would own about 27% of the new entity if the transaction is completed as currently proposed. MCC provided disclosure showing other publicly-traded BDC's with assets between $1 billion to $2.3 billion currently trading at a price to NAV range of 85% to 127%. Discounting the price/NAV to 75% results in an estimated price range for MCC of approximately $4.18 to $4.43. Using the low end 85% price/NAV in management's disclosures results in a price range of $4.73 to $5.02. These estimates are preliminary and could change subsequent to our review of the proxy information. The market reaction to the merger announcement was generally positive as shares increased just over 6% on the news.

Management expects that the merger transaction will close in the fourth quarter of 2018 or early 2019. They must first receive approval from the SEC and the shareholders of MCC, MDLY and SIC. We are carefully reviewing the transaction to determine if MCC shareholders are being adequately compensated and that a proper process was conducted by management and the Board of Directors to insure maximum value is being achieved for shareholders. We have reviewed all publicly available information and spoken with MCC's CEO. However, significant detail on the valuation process will be in the yet to be released proxy. We will carefully review this information when available to determine whether or not we support the deal.

In any event, we believe the shares trade cheaply on a stand-alone basis and on the pro-forma combined basis. We also enjoy an approximate 11% yield while we wait for the discount to NAV to close.

As of the fiscal year ended August 31, 2018, the Fund held 5.01% in Medley Capital, MCC.

Marchex, MCHX.  MCHX reported a quarter that continued to underscore its intent to be the dominant player in call analytics. Revenue came in at $20 million, down from $22 million in the same quarter last year (in line with company guidance), as a result of its declining legacy marketplace business. The company added 8 new clients in multiple verticals including auto, health and home services. MCHX is leveraging its declining marketplace business into a company focused on call analytics, with A.I. capabilities.

MCHX reported continued growth in call volume and noted that June 2018 was a record month with more than 20 million phone calls across its analytic platform. MCHX's analytic business generates revenue on a per call basis, thus growing call volume is very positive. The company indicated its belief that call volume will continue to grow into 2019. MCHX is building a very strong auto-related business led by its deepening relationship with General Motors.
MCHX expects to maintain its investments in R&D and sales/marketing to strengthen its platform's analytic capabilities and to increase the company's visibility. The company is expecting to be cash-flow neutral for the foreseeable future.
Finally, during the second quarter, MCHX repurchased 2.3 million shares of stock, approximately 6% of its outstanding Class B shares, for $5.7 million, or $2.48/share versus today's share price of $2.80. MCHX remains exceptionally well-capitalized, and debt-free, even after this year's special $0.50 per share dividend and the recent buy-back.
As of the fiscal year ended August 31, 2018, the Fund held 4.24% in Marchex, MCHX.

Dundee Corporation, DDEJF/DC'A-T.  (Note all figures are in Canadian dollars). Dundee reported a loss of $1.34 per share and NAV of $8.70 per share in the second quarter (down from $10.01 as of 3/31/18). The company is continuing to focus on repositioning its overall investment portfolio. CEO Jonathan Goodman stated that what was once a portfolio of about 100 investments is current at approximately 75 with a goal to get down to a manageable 30 in the not-to-distant future. The company has been unambiguous that everything in the portfolio is up for sale at the right price. That is, there are no sacred cows.

Dundee reported several operational highlights:


Dundee Precious Metals (DPM) is a publicly-traded international precious metals company. DPM is on track to complete its second mine with first gold production in the fourth quarter of 2018. Management has stated that EBITDA will double when the Krumovgrad mine comes online. Management believes the stock will be re-rated at that time and trade more in-line with its peers.


Parq Vancouver, a gaming and hotel complex in downtown Vancouver, operations have ramped up at a slower than anticipated pace. Although the Marriott hotels are performing well (and expected to get better over the course of the next few years), gaming at Parq has been negatively impacted (as is the rest of the industry) by British Columbia's anti-money laundering initiatives. Additionally, the food and beverage segment needed to be re-tooled and plans are underway to make this a more profitable part of the business. Dundee incurred a $39 million loss in the quarter from proportional losses and write-downs. It also provided a $15 million note, which can be converted to equity, to Parq that is due in October 2018.


United Hydrocarbon, which owns a royalty interest in assets in Chad, is on pace to drill its first oil wells in the third quarter of 2018. Management believes this investment offers significant upside.

	Blue Goose sold its fish subsidiary. The company has potential buyers for the rest of the business, which includes significant grazing land and an associated herd.

	Marketable securities had a value of $164 million as of 6/30/18. These will continue to be sold for liquidity purposes as needed.

One overhang on the company's common shares is the upcoming maturity of its Series 5 preferred shares in mid-2019.  The company has several options for the Series 5: (1) pay off 100% in cash (roughly $82 million) generated from asset sales (2) exchange 100% for common shares at $2 per share (roughly 41 million shares), (3) negotiate with the preferred holders to adjust the terms, perhaps lengthening the maturing date, adjusting the interest rate and/or making a partial cash payment. It is in the best interests of both the company and the preferred holders to come to a reasonable agreement. To be clear, this is not an existential issue and the company effectively has permanent capital in place because of its option to pay off the preferred stock obligation in common stock if it chooses. In fact, we think that there is a reasonable chance that the Series 5 preferred shareholders receive a haircut because their strike price is materially above the current common stock price and these income-oriented investors do not want common stock.

Dundee also announced the appointment of two new board members. Lila Murphy, who was most recently Vice President and Portfolio Manager at Federated Investors, and Peter Nixon, who has spent more than three decades in the investment industry, primarily in research and institutional sales, specializing in the natural resource sector.  Jonathan noted that it was important to get some fresh voices on the board, as the existing members have been around for quite some time.

Although Dundee's NAV dropped to $8.70 in the quarter, the shares are still trading at a significant discount – over 50% – to both stated NAV.  Further, the stated NAV is still much higher than our estimate of NAV. After the company's most recent earnings announcement, we had an extensive call with Jonathan Goodman and Bob Sellars, CFO. We believe they are "on the case" and have many ways to unlock value. In Dundee, we have an investment with multiple shots on goal, a steep discount to our conservative estimate of intrinsic value, a CEO we trust and a number of potential catalysts within the next 6 to 12 months that we believe will unlock significant value.  We are now one of Dundee's top five shareholders and own over 5% of the company's common stock.

As of the fiscal year ended August 31, 2018, the Fund held 4.15% in Dundee, DDEJF/DC'A-T.

We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.

Best Regards,

Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM1018001

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) through August 31, 2018

Comparison of the Change in Value of a $10,000 Investment

This graph assumes the minimum initial investment of $10,000 at December 31, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Institutional Class Shares (the "Fund") versus the Russell 2000 Value Index, the Barclays Capital U.S. Government Credit Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
August 31, 2018	Year	Year	Inception	Date	Ratio*
Institutional Class Shares	10.63%	1.76%	2.90%	12/31/10	1.39%
Russell 2000 Value Index	20.05%	11.71%	11.21%	N/A	N/A
Barclays Capital U.S. Government
Credit Index	-1.27%	2.51%	2.96%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Capital U.S.
Government Credit Index	13.44%	8.73%	8.39%	N/A	N/A
S&P 500 Total Return Index	19.66%	14.52%	13.88%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated December 29, 2017.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments

As of August 31, 2018
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 54.51%

Consumer Discretionary - 2.89%
*	Destination XL Group, Inc.	796,266	1,659,933	$2,189,731

Financials - 3.60%
*	Hallmark Financial Services, Inc.	243,470	2,502,361	2,734,168

Health Care - 3.73%
*	Enzo Biochem, Inc.	169,019	765,824	775,797
*	Paratek Pharmaceuticals, Inc.	200,644	2,657,328	2,056,601
				2,832,398
Industrials - 2.69%
*	HC2 Holdings, Inc.	326,000	1,835,741	2,044,020

Information Technology - 21.68%
*	Edgewater Technology, Inc.	349,017	2,382,145	1,657,831
*	GSI Technology, Inc.	350,067	2,113,781	2,453,970
*	Liquidity Services, Inc.	756,071	4,412,535	5,443,711
*	Seachange International, Inc.	593,034	923,547	978,506
*	The Rubicon Project, Inc.	1,488,610	2,959,911	5,924,668
				16,458,686
Materials - 6.73%
*	Dundee Corp. - Class A	2,835,525	4,512,703	3,147,433
*	Eldorado Gold Corp.	625,880	685,892	613,237
*	Sandstorm Gold Ltd.	349,864	1,343,072	1,350,475
				5,111,145
Real Estate - 2.98%
*	Five Point Holdings LLC	207,140	2,778,062	2,266,112

Telecommunication Services - 10.21%
*	A10 Networks, Inc.	332,520	2,031,720	2,317,664
	Marchex, Inc. - Class B	1,117,900	3,172,583	3,219,552
*	Sierra Wireless, Inc.	117,000	1,840,609	2,205,450
				7,742,666

	Total Common Stocks (Cost $38,577,745)			41,378,926

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2018
				Shares	Cost	Value (Note 1)

CLOSED-END FUND - 5.01%
	Medley Capital Corp.			944,410	5,153,600	$3,805,972

	Total Closed-End Fund (Cost $5,153,600)					3,805,972
PREFERRED STOCKS - 19.11%
		Maturity
Financials - 19.11%		Date	Rate
	B. Riley Financial,
	Inc.	12/31/2027	7.250%	64,680	1,616,948	1,634,464
	Capital Southwest
	Corp.	12/15/2022	5.950%	70,000	1,750,000	1,792,140
	Eagle Point Credit
	Co., Inc.	9/30/2027	6.750%	55,090	1,378,451	1,424,076
	Gladstone Investment
	Corp.	8/31/2025	6.375%	30,000	750,000	763,200
	Great Elm Capital
	Corp.	9/18/2022	6.500%	69,880	1,748,808	1,799,410
	MVC Capital,
	Inc.	11/30/2022	6.250%	86,590	2,167,015	2,216,704
	Newtek Business
	Services Corp.	3/1/2023	6.250%	76,950	1,925,473	2,000,700
	Oaktree Specialty
	Lending Corp.	10/30/2024	5.875%	27,183	679,470	686,914
	Oxford Square
	Capital Corp.	3/30/2024	6.500%	84,740	2,123,084	2,188,580

	Total Preferred Stocks (Cost $14,139,249)					14,506,188

U.S. TREASURY SECURITIES - 14.99%				Interest	Maturity
			Par	Rate	Date
	United States Treasury Note		$3,500,000	1.750%	10/31/2018	3,498,359
†	United States Treasury Note		5,500,000	1.000%	3/15/2019	5,464,336
	United States Treasury Note		2,500,000	1.750%	3/31/2022	2,417,774

	Total U.S. Treasury Securities (Cost $11,485,732)					11,380,469

						(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2018
					Value (Note 1)

				Exercise
WARRANTS - 0.01%		Shares	Strike Price	Date
*ə	Colossus Minerals, Inc.	633,881	$1.00	3/17/2020	$6,339

	Total Warrants (Cost $526)				6,339
SHORT-TERM INVESTMENT - 5.73%
	Federated Treasury Obligations Fund - Institutional			Shares
	Class Shares, 1.78% §			4,347,747	4,347,747

	Total Short-Term Investment (Cost $4,347,747)				4,347,747

Total Value of Investments (Cost $73,704,599) - 99.36%					$75,425,641

Total Value of Options Written (Premiums Received $216,790) - (0.12)%					(88,500)

Other Assets Less Liabilities - 0.76%					579,973

Net Assets - 100.00%					$75,917,114

*	Non-income producing investment
§	Represents 7 day effective yield
†	All or a portion of security is segregated as collateral for options written.

ə	Security is fair valued using the pricing policies approved by the Fund's Board of Trustees.

 In determining the price of the security, the Board of Trustees considered the issuer, terms, and the size of the Fund's investment in the security.  As of August 31, 2018, the security represents 0.01% of net assets and is not considered a material portion  of the Fund.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Schedule of Options Written

As of August 31, 2018
		Contracts (a)	Notional Value	Exercise Price	Expiration Date	Value (Note 1)

OPTIONS WRITTEN - 0.12%

PUT OPTIONS WRITTEN - 0.12%
*	Skechers USA,
	Inc.	1,000	$2,100,000	$21.00	1/18/2019	$30,000
*	Tower Semiconductor
	Ltd.	1,300	2,340,000	18.00	1/18/2019	58,500

Total Put Options Written (Premiums Received $216,790)						$88,500

Total Options Written (Premiums Received $216,790)						$88,500

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Summary of Investments (Unaudited)

As of August 31, 2018

Summary of Investments
by Sector	% of Net
	Assets	Value
Consumer Discretionary	2.89%	$2,189,731
Financials	3.60%	2,734,168
Health Care	3.73%	2,832,398
Industrials	2.69%	2,044,020
Information Technology	21.68%	16,458,686
Materials	6.73%	5,111,145
Real Estate	2.98%	2,266,112
Telecommunication Services	10.21%	7,742,666
Closed-End Fund	5.01%	3,805,972
Preferred Stocks	19.11%	14,506,188
U.S. Treasury Securities	14.99%	11,380,469
Warrants	0.01%	6,339
Short-Term Investment	5.73%	4,347,747
Put Options Written	(0.12%)	(88,500)
Other Assets Less Liabilities	0.76%	579,973
Total Net Assets	100.00%	$75,917,114

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities

As of August 31, 2018

Assets:
Investments, at value (Cost $73,704,599)	$75,425,641
Receivables:
Deposits at Broker	1,775,607
Fund shares sold	262,048
Dividends and interest	133,967
Prepaid expenses:
Registration and filing expenses	7,655
Fund accounting fees	2,259

Total assets	77,607,177

Liabilities:
Options written, at value (Premiums received $216,790)	88,500
Payables:
Investments purchased	1,527,543
Accrued expenses:
Advisory fees	55,809
Professional fees	14,800
Trustee fees and meeting expenses	1,333
Custody fees	1,206
Shareholder fulfillment fees	470
Miscellaneous expenses	350
Administration fees	52

Total liabilities	1,690,063

Net Assets	$75,917,114

Net Assets Consist of:
Paid in Beneficial Interest	$70,762,333
Undistributed net investment income	1,977,164
Accumulated net realized gain on investments	1,328,285
Net unrealized appreciation on investments and options written	1,849,332
Total Net Assets	$75,917,114

Institutional Class Shares of beneficial interest outstanding, no par value (a)	7,571,465
Net Assets	$75,917,114
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$10.03

(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations

For the Year Ended August 31, 2018

Investment Income:
Dividends	$1,632,325
Interest	282,675

Total Investment Income	1,915,000

Expenses:
Advisory fees (Note 2)	642,134
Administration fees (Note 2)	69,797
Fund accounting fees (Note 2)	38,593
Professional fees	32,308
Transfer agent fees (Note 2)	24,613
Registration and filing fees	24,345
Custody fees (Note 2)	15,445
Shareholder fulfillment fees	13,712
Compliance fees (Note 2)	10,985
Trustee fees and meeting expenses	8,000
Security pricing fees	4,295
Miscellaneous expenses (Note 2)	4,200
Insurance fees	3,062
Interest expense	2,470
Distribution and service fees - Class C Shares (Note 3)(b)	836
Other operating expenses	500
Distribution and service fees - Class A Shares (Note 3)(a)	349

Total Expenses	895,644

Advisory fees waived (Note 2)	(40,256)

Net Expenses	855,388

Net Investment Income	1,059,612

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations - Continued

For the Year Ended August 31, 2018

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from:
Investments	3,831,972
Options written	511,774
4,343,746
Net change in unrealized appreciation (depreciation) on:
Investments	1,750,564
Options written	6,959
1,757,523

Net Realized and Unrealized Gain on Investments	6,101,269

Net Increase in Net Assets Resulting from Operations	$7,160,881

(a) The Class A Shares liquidated as of December 19, 2017.
(b) The Class C Shares liquidated as of December 19, 2017.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the Year Ended August 31,	2018	2017

Operations:
Net investment income	$1,059,612	$51,501
Net realized gain from investments, foreign
currency transactions, and options written	4,343,746	7,223,361
Net change in unrealized appreciation on
investments, translation of assets and liabilities
in foreign currency, and options written	1,757,523	1,927,827

Net Increase in Net Assets Resulting from Operations	7,160,881	9,202,689

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(32,212)	-

Return of capital
Institutional Class Shares	-	(75,979)
Class A Shares (a)	-	(1,215)
Class C Shares (b)	-	(1,079)

Decrease in Net Assets Resulting from Distributions	(32,212)	(78,273)

Beneficial Interest Transactions:
Shares sold	15,456,683	11,537,821
Redemption fees	-	454
Reinvested dividends and distributions	25,667	67,389
Shares repurchased	(12,245,912)	(3,598,868)

Increase in Net Assets from Beneficial Interest Transactions	3,236,438	8,006,796

Net Increase in Net Assets	10,365,107	17,131,212

Net Assets:
Beginning of Year	65,552,007	48,420,795
End of Year	$75,917,114	$65,552,007

Undistributed (Accumulated) Net Investment Income (Loss)	$1,977,164	$(37,202)

(a) The Class A Shares liquidated as of December 19, 2017.
(b) The Class C Shares liquidated as of December 19, 2017.

See Notes to Financial Statements		(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

For the Year ended August 31,	2018		2017

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,639,705	$15,456,683	1,352,954	$11,529,651
Redemption fees	-	-	-	454
Reinvested dividends
and distributions	2,716	25,667	8,147	65,095
Shares repurchased	(1,194,949)	(11,299,031)	(412,541)	(3,352,868)
Net Increase in Beneficial
Interest and Shares	447,472	$4,183,319	948,560	$8,242,332

Class A Shares (a)	Shares	Amount	Shares	Amount
Shares sold	-	$-	910	$8,170
Reinvested dividends
and distributions	-	-	154	1,215
Shares repurchased	(72,002)	(653,830)	(18,007)	(154,447)
Net Decrease in Beneficial
Interest and Shares	(72,002)	$(653,830)	(16,943)	$(145,062)

Class C Shares (b)	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvested dividends
and distributions	-	-	163	1,079
Shares repurchased	(38,098)	(293,051)	(12,857)	(91,553)
Net Decrease in Beneficial
Interest and Shares	(38,098)	$(293,051)	(12,694)	$(90,474)

(a) The Class A Shares liquidated as of December 19, 2017.
(b) The Class C Shares liquidated as of December 19, 2017.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding	August 31,
during the fiscal years ended	2018		2017		2016		2015		2014

Net Asset Value,
Beginning of Year	$9.07		$7.68		$7.48		$10.50		$11.15

Income (Loss) from Investment
Operations:
Net investment income	0.14	(c)	0.01	(c)	0.06	(c)	0.08	(c)	0.13
Net realized and unrealized
gain (loss) on investments	0.82		1.39		0.15		(1.90)		(0.16)
Total from Investment Operations	0.96		1.40		0.21		(1.82)		(0.03)

Less Distributions:
From net investment income	(0.00)	(b)	-		(0.01)		(0.22)		(0.03)
From realized gains	-		-		-		(0.98)		(0.59)
From return of capital	-		(0.01)		-		-		-
Total Distributions	(0.00)	(b)	(0.01)		(0.01)		(1.20)		(0.62)
Paid in Beneficial Interest:
From redemption fees	-		0.00	(b)	(0.00)	(b)	0.00	(b)	0.00	(b)
Total Paid in Beneficial Interest	-		0.00	(b)	(0.00)	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Year	$10.03		$9.07		$7.68		$7.48		$10.50

Total Return	10.63%		18.28%		2.81%		(18.82)%		(0.12)%	(a)

Net Assets, End of Year
(in thousands)	$75,917		$64,624		$47,421		$40,835		$39,842
Ratios of:
Interest Expense to Average
Net Assets	0.00%	(f)	0.01%		-		-		-
Gross Expenses to Average
Net Assets (d)	1.29%		1.34%		1.23%		1.23%		1.23%
Net Expenses to Average
Net Assets (d)	1.23%		1.24%	(e)	1.23%		1.23%		1.23%
Net Investment Income to Average
Net Assets	1.52%		0.10%		0.86%		0.94%		1.27%
Portfolio turnover rate	62.59%		111.52%		71.27%		66.14%		92.74%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Actual amount is less than $0.01 per share.
(c)	Calculated using the average shares method.
(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Includes interest expense of 0.01% of net assets.
(f) Less than 0.00% of net assets.
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") seeks to achieve the Fund's investment objective by using an opportunistic investment strategy.  The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents).

The Fund currently has an unlimited number of authorized shares.  Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.  Those shares were previously available in three classes - Institutional Class Shares, Class A Shares, and Class C Shares. Through a written consent dated October 20, 2017, the Board of Trustees (the "Board" or "Trustees") approved the liquidation of the Class A Shares and the Class C Shares and the discontinuation of all agreements associated with Class A Shares and Class C Shares effective December 19, 2017.  Investors in the Class A Shares and the Class C Shares fully liquidated as of December 19, 2017.

Each class of shares had equal rights as to assets of the Fund, and the classes were identical except for differences in sales charges and ongoing distribution and service fees. Class A Shares were subject to an initial sales charge of 4.50%.   Class C Shares were subject to a contingent deferred sales charge of 1% of the proceeds redeemed within one year of the purchase date. Class A Shares and Class C Shares were subject to distribution plan fees. The Class A and Class C Shares were subject to redemption fees of 1.00% if redeemed within 60 days of the issuance.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets. All classes had equal voting privileges, except where otherwise required by law or when the Trustees determined that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment of the Institutional Class Shares and the Class A Shares was December 31, 2010. The Date of Initial Public Investment of the Class C Shares was July 30, 2013.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies," and Financial Accounting Standards Update ("ASU") 2013-08.

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of August 31, 2018 for the Fund's assets measured at fair value:

Investments in Securities (a)		Total	Level 1	Level 2	Level 3(b)
Assets	$
Common Stocks*		41,378,926	$41,378,926	$-	$-
Closed-End Fund		3,805,972	3,805,972	-	-
Preferred Stocks		14,506,188	14,506,188	-	-
U.S. Treasury Securities		11,380,469	-	11,380,469	-
Warrants		6,339	-	-	6,339
Short-Term Investment		4,347,747	4,347,747	-	-
Total Assets		$75,425,641	$64,038,833	$11,380,469	$6,339

Liabilities
Put Options Written		$88,500	$-	$88,500	$-
Total Liabilities		$88,500	$-	$88,500	$-

*Refer to Schedule of Investments for breakdown by Sector.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended August 31, 2018.  It is the Fund's policy to record transfers at the end of the year.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, a reconciliation is not provided.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities for options purchased and the Options Written, at value on the Statement of Assets and Liabilities for options written.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Gain on Investments on the Statement of Operations for options purchased and Realized and Unrealized Gain on Options Written on the Statement of Operations for options written.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The derivative instruments outstanding as of August  31, 2018 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed below serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of August 31, 2018:

Derivative Type	Location	Market Value	Notional Value

Equity Contracts – written options	Liabilities-Options written, at value	$ 88,500	$4,440,000

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2018:

Derivative Type	Location	Gains

Equity Contracts – written options	Net realized gain from options written	$ 511,774

Equity Contracts – written options	Net change in unrealized appreciation on options written	$ 6,959

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The following table presents the Fund's liabilities available for offset under a master netting arrangement of collateral pledged as of August 31, 2018:
Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount of Assets
Description of Liability:
Options Written	$ 88,500	$ 88,500	$ -	$ -
Total	$ 88,500	$ 88,500	$ -	$ -

The actual financial instruments and cash collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund's average daily net assets.  For the fiscal year ended August 31, 2018, $642,134 in advisory fees were incurred by the Fund, of which $40,256 were waived by the Advisor.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 1.23% of the average daily net assets of the Fund for the current fiscal year. The current term of the Expense Limitation Agreement remains in effect until December 31, 2018.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund's custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of August 31, 2018, the Administrator received $4,200 in miscellaneous expenses.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $69,797 in administration fees, $15,445 in custody fees, and $38,593 in fund accounting fees for the fiscal year ended August 31, 2018.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund incurred $24,613 in transfer agent fees during the fiscal year ended August 31, 2018.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

3.   Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" of the Trust or the Advisor within the meaning of the 1940 Act (the "Independent Trustees") receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board of Trustees.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Certain officers of the Trust may also be officers of the Administrator.

4.   Distribution and Service Fees

The Board of Trustees, including a majority of the Independent Trustees, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class A Shares and Class C Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provided that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Class A Shares and 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of the Class A Shares and Class C Shares or servicing of Class A Shares and Class C Shares shareholder accounts.  For the fiscal year ended August 31, 2018, $836 in fees were incurred by the Class C Shares of the Fund and $349 in fees were incurred by the Class A Shares of the Fund until the discontinuation of the Plans on December 19, 2017 when the Class A and Class C Shares were liquidated.

5.   Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$49,315,344	$34,713,799

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

For the fiscal year ended August 31, 2018, there were no long-term purchases or sales of U.S. government securities.

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2018:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Aimia, Inc.	1,472,818	2,715,495	84.37%	1,242,676
BPZ Resources, Inc.*	1,570	-	(100.00)%	(1,570)
Colossus Minerals, Inc.	1,670,969	-	(100.00)%	(1,670,969)
Covisint Corp.	-	35,234	0.00%	35,234
CSI Compressco LP*	1,428,572	1,779,350	24.55%	350,778
DSW, Inc. 10/20/2017 @ $15**	(7,140)	(70,444)	89.86%	63,304
DSW, Inc. 4/20/2018 @ $15**	-	(114,155)	100.00%	114,155
Foot Locker, Inc. 2/16/2018 @ $28**	-	(66,243)	100.00%	66,243
Ford Motor Co. 12/15/2017 @ $10**	(15,337)	(95,957)	84.02%	80,620
Goodrich Petroleum, Corp.	1,535,477	423,263	(72.43)%	(1,112,214)
Great Elm Capital Group, Inc.	1,234,739	1,370,238	10.97%	135,499
Lai Fung Holdings Ltd.	26,410	39,818	50.77%	13,408
Liquidity Services, Inc.	1,549,852	1,524,303	(1.65)%	(25,549)
Oxford Lane Capital Corp.	1,586,529	1,599,338	0.81%	12,809
Oxford Square Capital Corp.	1,936,541	2,288,802	18.19%	352,261
Palo Alto Networks, Inc. 12/15/2017 @ $90**	-	(44,880)	100.00%	44,880
Paratek Pharmaceuticals, Inc.	907,440	1,588,486	75.05%	681,046
Rivernorth Marketplace Lending Corp.*	1,700,000	1,716,514	0.97%	16,514
Rosetta Stone, Inc.	4,449,249	7,350,995	65.22%	2,901,746

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Sandridge Energy, Inc.	2,740,978	2,722,205	(0.68)%	(18,773)
Sandstorm Gold Ltd.	2,503,067	3,490,037	39.43%	986,970
Seachange International, Inc.	2,588,545	3,605,743	39.30%	1,017,198
Signet Jewelers, Inc. 7/20/2018 @ $35**	-	(142,572)	100.00%	142,572
The Rubicon Project, Inc.	2,499,824	1,351,565	(45.93)%	(1,148,259)
Tidewater, Inc.	1,048,280	1,112,414	6.12%	64,134
U.S. Treasury Bill 4/12/2018	13,073,740	13,072,773	(0.01)%	(967)
Net Realized Gain			-	$4,343,746
*Excludes interest earned on bonds over the holding period
**Put options written.

6.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax return and, during the years ended August 31, 2015 through August 31, 2018, determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

Reclassifications relate primarily to passive foreign investment company gains.  For the year ended August 31, 2018, the following reclassifications were made:

Undistributed Net Investment Income	$986,966
Accumulated Net Realized Gain on Investments	(986,966)

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Distributions during the fiscal years ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Years Ended	Ordinary Income
08/31/2018	$ 32,212
08/31/2017	78,273*
*The Roumell Opportunistic Value Fund paid $78,273 in distributions for excise requirements at December 30, 2016.

At August 31, 2018, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$73,681,092

Gross Unrealized Appreciation	$6,560,449
Gross Unrealized Depreciation	(4,904,400)
Net Unrealized Appreciation	1,656,049

Undistributed Net Investment Income	3,498,732

Accumulated Earnings	$5,154,781

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.  The Fund also had an adjustment relating to mark-to-market appreciation on PFIC lots totaling $16,691 for the fiscal year ended August 31, 2018.

7.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement.  The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Funds' financial statements.

8.   Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

9.   Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust and the Shareholders of Roumell Opportunistic Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Roumell Opportunistic Value Fund, a series of shares of beneficial interest in Starboard Investment Trust(the "Fund"), including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets  for  each  of  the  years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such  opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania October 26, 2018

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.
2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Qs are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.     Tax Information

The following information is provided for the Fund's fiscal year ended August 31, 2018.

During the fiscal year, the Fund paid $32,212 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

4.     Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,073.90	$6.43

	$1,000.00	$1,019.00	$6.26
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.23%, multiplied by 184/365 (to reflect the one-half year period).

5.     Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended August 31, 2018 from the Administrator for their services to the Fund and Trust.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	16
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, Centaur Mutual Funds Trust for its one series, Chesapeake Investment Trust for its one series and WST Investment Trust for its two series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	16
Independent Trustee of World Funds Trust for its twenty-eight series, Chesapeake Investment Trust for its one series, DGHM Investment Trust for its one series, Leeward Investment Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	16	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	16	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.	CODE OF ETHICS

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no substantive amendments during the period covered by this report.

(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, August 31, 2018, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP for August 31, 2017 and August 31, 2018 ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2017	2018
Roumell Opportunistic Value Fund	$11,800	$11,800

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2017 and August 31, 2018 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item

(a)

.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2017	2018
Roumell Opportunistic Value Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended August 31, 2017 and August 31, 2018 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)
If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities;

(2)
All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) ("revenue split"); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Item 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBOARD INVESTMENT TRUST

/s/ Katherine M. Honey
Date: November 6, 2018	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: November 6, 2018	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: November 6, 2018	Ashley E. Harris Treasurer and Principal Financial Officer